JULY 9, 2002

                                  $277,878,775
                                  (APPROXIMATE)
                                 GSAMP 2002-NC1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

OVERVIEW OF THE OFFERED CERTIFICATES

                                                                                               PRINCIPAL
                  APPROXIMATE                        EXPECTED       INITIAL      ESTIMATED      PAYMENT       MOODY'S/S&P/
                   PRINCIPAL          PRIMARY         CREDIT      PASS-THROUGH   AVG. LIFE      WINDOW       FITCH EXPECTED
CERTIFICATES        BALANCE       COLLATERAL GROUP   SUPPORT        RATE (2)     (YRS) (3)      (3)(4)           RATINGS
------------      ------------      ------------      ------      ------------      ----      -----------       ---------
A-1               $102,314,000      Group I (1)       18.00%      LIBOR + [ ]%      2.40      08/02-09/09      Aaa/AAA/AAA
A-2               $130,196,000      Group II (1)      18.00%      LIBOR + [ ]%      2.50      08/02-09/09      Aaa/AAA/AAA
M-1               $ 17,722,000      Group I & II      11.75%      LIBOR + [ ]%      4.90      11/05-09/09       Aa2/AA/AA
M-2               $ 14,886,000      Group I & II       6.50%      LIBOR + [ ]%      4.85      09/05-09/09         A2/A/A
B-1               $ 12,760,775      Group I & II       2.00%      LIBOR + [ ]%      4.81      08/05-09/09      Baa2/BBB/BBB
   TOTAL          $277,878,775

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Cleanup Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in July 2032.

SELECTED MORTGAGE POOL DATA

                                                            GROUP I                       GROUP II
                                                  --------------------------     -------------------------
                                                  ADJUSTABLE                     ADJUSTABLE
                                                     RATE         FIXED RATE        RATE        FIXED RATE      AGGREGATE
                                                  -----------     -----------   ------------    -----------    ------------
SCHEDULED PRINCIPAL BALANCE:                      $99,752,229     $25,021,657   $109,207,815    $49,568,069    $283,549,770
NUMBER OF MORTGAGE LOANS:                                 741             234            653            369           1,997
AVERAGE SCHEDULED PRINCIPAL BALANCE:                 $134,618        $106,930       $167,240       $134,331        $141,988
WEIGHTED AVERAGE GROSS COUPON:                          8.69%           8.41%          8.72%          8.40%           8.63%
WEIGHTED AVERAGE NET COUPON:                            8.18%           7.89%          8.20%          7.88%           8.11%
WEIGHTED AVERAGE STATED REMAINING TERM:                   359             334            359            337             353
WEIGHTED AVERAGE SEASONING:                                 1               1              1              1               1
WEIGHTED AVERAGE AMORTIZED CURRENT LTV RATIO:           79.2%           74.1%          79.5%          75.8%           78.3%
WEIGHTED AVERAGE FICO SCORE:                              584             613            587            617             593
WEIGHTED AVERAGE MONTHS TO ROLL (5):                       23             N/A             23            N/A              23
WEIGHTED AVERAGE GROSS MARGIN (5):                      6.66%             N/A          6.68%            N/A           6.67%
WEIGHTED AVERAGE INITIAL RATE CAP (5):                  1.50%             N/A          1.50%            N/A           1.50%
WEIGHTED AVERAGE PERIODIC RATE CAP (5):                 1.50%             N/A          1.50%            N/A           1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (5):      15.69%             N/A         15.72%            N/A          15.71%

(5) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

FEATURES OF THE TRANSACTION

o Collateral consists of sub-prime fixed rate and adjustable rate, single family, first lien, residential mortgage loans (the "Mortgage Loans") originated by New Century Mortgage Corporation.

o The Mortgage Loans will be serviced by Ocwen Federal Bank F.S.B. ("Ocwen") and the credit risk manager will be The Murrayhill Company.

o Credit support for the Certificates is provided through a senior/subordinated structure. The expected amount of credit support for the Class A Certificates is 18.00% in the form of subordination and 2.00% overcollateralization.

o The Deal will be modeled on Intex as "GSAMP02NC1" and on Bloomberg as "GSAMP 02-NC1."

o The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.

TIME TABLE

EXPECTED CLOSING DATE:              On or before July 30th, 2002

CUT-OFF DATE:                       July 1st, 2002

PRICING DATE:                       On or before July 15th, 2002

FIRST DISTRIBUTION DATE:            August 25th, 2002

KEY TERMS

DEPOSITOR:                          GS Mortgage Securities Corp.

SERVICER:                           Ocwen Federal Bank F.S.B.

TRUSTEE:                            Deutsche Bank National Trust Company

CREDIT RISK MANAGER:                The Murrayhill Company

SERVICING FEE:                      50 bps

TRUSTEE FEE:                        1 bps

CREDIT RISK MANAGER FEE:            1.5 bps

DISTRIBUTION DATE:                  25th day of the month or the following
                                    Business Day

RECORD DATE:                        For any Distribution Date, the last Business
                                    Day of the accrual period

DELAY DAYS:                         0 day delay on all Certificates

DAY COUNT:                          Actual/360 basis

INTEREST ACCRUAL:                   The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT ASSUMPTION:      Adjustable rate mortgage loans: 28% Fixed
                                    rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 18 (a 0.882% increase per month), and remaining at 25% CPR thereafter

MORTGAGE LOANS:                     The Trust will consist of two groups
                                    consisting of sub-prime fixed and adjustable rate, single family, first lien, residential mortgage loans

GROUP I MORTGAGE LOANS:             Approximately $124,773,886 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie
                                    Mac and Fannie Mae

GROUP II MORTGAGE LOANS:            Approximately $158,775,884 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae

SERVICER ADVANCING:                 Yes as to principal and interest, subject to
                                    recoverability

COMPENSATING INTEREST:              Yes, up to one-half of the servicing fee for
                                    the related interest accrual period

OPTIONAL CALL:                      The Certificates will have a 10% optional
                                    termination provision

RATING AGENCIES:                    Moody's Investors Service, Inc., Standard &
                                    Poor's Ratings Group, Fitch Ratings

MINIMUM DENOMINATION:               Class A-1 and Class A-2 Certificates
                                    (together, the "Class A Certificates") -
                                    $25,000 Class M-1, Class M-2 and Class B-1
                                    Certificates - $250,000

LEGAL INVESTMENT:                   It is anticipated that the Class A-1 and the
                                    Class A-2 Certificates will be SMMEA
                                    eligible

ERISA ELIGIBLE:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

TAX TREATMENT:                      All Offered Certificates represent REMIC
                                    regular interests

PROSPECTUS:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the earlier of (i) three years and the date when the Credit Enhancement Percentage of the Class A Certificates is greater than or equal to 36.00%. After such date, as long as no Trigger Event has occurred, the bonds will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the call date, subject to the applicable WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the applicable WAC Cap will be carried forward with interest payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 2.00% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2005; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 36.00%.

CLASS               INITIAL SUBORDINATION PERCENTAGE   STEP-DOWN DATE PERCENTAGE
-----               --------------------------------   -------------------------
  A                              18.00%                         36.00%
 M-1                             11.75%                         23.50%
 M-2                              6.50%                         13.00%
 B-1                              2.00%                          4.00%

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

STEP-UP COUPONS. For all Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2 and B-1 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2 AND B-1 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2 and B-1 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, its Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, its Accrued Certificate Interest, and

      (iv)  to the Class B-1 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i) to the Class A Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

      (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i)   to the Class M-1 Certificates, the unpaid interest shortfall amount,

      (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount,

      (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount,

      (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount,

      (v)   to the Class B-1 Certificates, the unpaid interest shortfall amount,

      (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount,

      (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

     (viii) sequentially, to Classes M-1, M-2 and B-1 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fee, credit risk manager fee, and the trustee fee.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, credit risk manager and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,417,749.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,417,749.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,417,749.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $1,417,749.

SELECTED MORTGAGE LOAN DATA

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                       $283,549,770
Number of Mortgage Loans:                                                 1,997
Average Scheduled Principal Balance:                                   $141,988
Weighted Average Gross Coupon:                                             8.63%
Weighted Average Net Coupon:                                               8.11%
Weighted Average Stated Remaining Term:                                     353
Weighted Average Seasoning:                                                   1
Weighted Average Amortized Current LTV Ratio:                              78.3%
Weighted Average Months to Roll*:                                            23
Weighted Average Gross Margin*:                                            6.67%
Weighted Average Initial Rate Cap*:                                        1.50%
Weighted Average Periodic Rate Cap*:                                       1.50%
Weighted Average Gross Maximum Lifetime Rate*:                            15.71%
Weighted Average FICO Score:                                                593

* Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                          DISTRIBUTION BY CURRENT RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT RATE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

6.00-6.49%                         8   $  1,381,551.85        0.49%      6.455%   $ 172,694      65.98%   100.00%   100.00%
6.50-6.99%                        63     12,327,290.64        4.35       6.912      195,671      71.15     72.25     94.40
7.00-7.49%                        95     18,832,959.48        6.64       7.305      198,242      77.78     64.97     93.04
7.50-7.99%                       344     60,549,660.04       21.35       7.781      176,016      77.53     54.57     91.08
8.00-8.49%                       244     36,642,286.93       12.92       8.238      150,173      78.30     58.63     91.97
8.50-8.99%                       508     71,702,209.08       25.29       8.768      141,146      79.99     51.08     92.56
9.00-9.49%                       222     26,514,918.93        9.35       9.268      119,437      80.03     55.76     93.29
9.50-9.99%                       280     32,777,413.34       11.56       9.744      117,062      80.82     53.05     93.17
10.00-10.49%                      81      8,082,130.38        2.85      10.210       99,779      77.68     63.16     85.76
10.50-10.99%                      85      8,199,571.11        2.89      10.720       96,466      74.63     65.11     91.08
11.00-11.49%                      23      2,123,813.79        0.75      11.259       92,340      70.42     66.63     95.21
11.50-11.99%                      25      2,347,291.01        0.83      11.689       93,892      71.71     61.15     95.10
12.00-12.49%                       8        888,965.29        0.31      12.218      111,121      75.76     93.25    100.00
12.50-12.99%                       7        597,928.84        0.21      12.638       85,418      63.71     82.99     92.93
13.00-13.49%                       2        148,367.50        0.05      13.194       74,184      70.00     49.53    100.00
13.50-13.99%                       2        433,412.09        0.15      13.529      216,706      77.65    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00       8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY PERIODIC CAP

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PERIODIC CAP                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

N/A                              603   $ 74,589,726.50       26.31%      8.402%   $ 123,698      75.28%    63.60%    90.18%
1.000%                             6        695,359.71        0.25       9.575      115,893      76.75     49.46    100.00
1.500%                         1,388    208,264,684.09       73.45       8.706      150,047      79.43     54.35     93.03
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
MONTHS TO RATE RESET           LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

N/A                              603   $ 74,589,726.50       26.31%      8.402%   $ 123,698      75.28%    63.60%    90.18%
21-23                          1,343    201,047,890.62       70.90       8.723      149,701      79.47     54.41     93.36
34-35                             51      7,912,153.18        2.79       8.344      155,140      78.13     52.44     85.32
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

N/A                              603   $ 74,589,726.50       26.31%      8.402%   $ 123,698      75.28%    63.60%    90.18%
13.00-13.49%                       6        987,917.34        0.35       6.490      164,653      69.37    100.00    100.00
13.50-13.99%                      43      7,582,985.48        2.67       6.897      176,349      71.66     67.82     90.89
14.00-14.49%                      62     12,442,153.84        4.39       7.324      200,680      78.81     57.29     90.42
14.50-14.99%                     219     39,401,580.98       13.90       7.782      179,916      78.82     54.38     92.19
15.00-15.49%                     166     26,358,936.66        9.30       8.256      158,789      79.94     55.63     91.59
15.50% & Above                   898    122,186,469.50       43.09       9.376      136,065      80.12     52.53     93.99
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY GROSS MARGIN

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MARGIN                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

N/A                              603   $ 74,589,726.50       26.31%      8.402%   $ 123,698      75.28%    63.60%    90.18%
1.00-5.99%                         6      1,089,233.99        0.38       8.178      181,539      82.75     67.58    100.00
6.00-6.49%                       618     95,125,356.49       33.55       8.388      153,925      80.98     46.83     90.40
6.50-6.99%                       492     75,856,558.10       26.75       8.759      154,180      79.83     56.06     95.97
7.00-7.49%                       261     34,150,578.16       12.04       9.429      130,845      74.46     72.03     94.13
7.50-7.99%                        14      2,352,998.70        0.83       9.675      168,071      74.83     35.69     90.19
8.00-10.49%                        3        385,318.36        0.14       9.744      128,439      69.11     75.36     75.36
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                        DISTRIBUTION BY AMORTIZATION TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
AMORTIZATION TYPE              LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

2/28 ARM                       1,343   $201,047,890.62       70.90%      8.723    $ 149,701      79.47%    54.41%    93.36%
3/28 ARM                          51      7,912,153.18        2.79       8.344      155,140      78.14     52.44     85.32
10-year Fixed                      8        414,093.71        0.15       9.398       51,762      65.05     39.38     87.98
15-year Fixed                     89      7,270,659.45        2.56       8.695       81,693      70.87     58.47     85.29
20-year Fixed                     24      2,282,500.39        0.80       8.429       95,104      76.65     79.19     95.31
25-year Fixed                      2        111,907.89        0.04       9.522       55,954      64.90      0.00    100.00
30-year Fixed                    480     64,510,565.06       22.75       8.360      134,397      75.81     63.89     90.55
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                            DISTRIBUTION BY ZIP CODES

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
ZIP CODES                      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

95127                              5   $  1,760,603.71        0.62%      8.247%   $ 352,121      86.30%     0.00%    82.74%
94605                              8      1,602,411.07        0.57       8.144      200,301      71.47     65.01     71.63
94509                              6      1,396,849.78        0.49       8.806      232,808      83.17     68.99    100.00
92881                              5      1,322,468.73        0.47       8.382      264,494      85.12     34.25    100.00
95123                              4      1,220,402.91        0.43       9.221      305,101      78.74      7.68    100.00
95076                              4      1,210,978.99        0.43       8.297      302,745      78.40      0.00     67.32
91360                              4      1,188,176.42        0.42       7.851      297,044      80.54     69.97    100.00
92679                              3      1,100,277.52        0.39       8.166      366,759      78.46     19.62    100.00
91403                              3      1,038,392.48        0.37       8.736      346,131      81.23      0.00     41.20
94565                              6      1,027,837.11        0.36       8.217      171,306      83.75     34.71    100.00
All Others                     1,949    270,681,371.58       95.46       8.639      138,882      78.22     58.01     92.58
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                              DISTRIBUTION BY STATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
STATE                          LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

California                       509   $105,610,156.63       37.25%      8.279%   $ 207,486      78.21%    49.71%    90.09%
Florida                          154     18,316,036.93        6.46       8.735      118,935      79.64     52.05     92.07
Illinois                         113     17,006,982.41        6.00       8.492      150,504      78.06     57.44     91.02
Michigan                         137     13,115,448.06        4.63       9.086       95,733      78.47     71.99     94.67
Texas                            146     12,401,854.58        4.37       9.642       84,944      76.41     65.57     96.53
Massachusetts                     65     11,924,762.06        4.21       8.463      183,458      71.25     61.92     94.75
New York                          49      9,747,670.15        3.44       8.618      198,932      76.69     46.37     89.23
Colorado                          61      8,337,597.62        2.94       8.655      136,682      79.31     73.31     97.05
Minnesota                         53      7,838,585.55        2.76       8.645      147,898      79.65     64.01     98.28
Georgia                           55      7,104,651.26        2.51       8.882      129,175      77.61     63.50     98.86
All Others                       655     72,146,025.05       25.44       8.885      110,147      79.75     61.06     92.90
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                           DISTRIBUTION BY CURRENT LTV

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT LTV                    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Below 40.00%                      41   $  4,098,712.55        1.45%      8.610%   $  99,969      33.21%    49.78%    82.54%
40-49.99%                         40      4,418,954.43        1.56       8.511      110,474      45.57     47.64     86.07
50-59.99%                         85     11,003,673.76        3.88       8.099      129,455      56.74     56.16     88.88
60-69.99%                        281     36,867,473.76       13.00       8.728      131,201      67.08     52.23     89.64
70-79.99%                        811    113,012,418.34       39.86       8.563      139,349      77.99     57.05     89.73
80-84.99%                        409     59,075,468.41       20.83       8.759      144,439      84.66     60.53     93.54
85-89.99%                        309     51,461,538.28       18.15       8.677      166,542      89.73     53.52     99.90
90-100.00%                        21      3,611,530.77        1.27       8.553      171,978      94.86    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY DOCUMENTATION

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
DOCUMENTATION                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Full doc                       1,257   $160,970,906.05       56.77%      8.614%   $ 128,060      78.78%   100.00%    93.74%
Stated                           644    108,188,762.41       38.16       8.691      167,995      77.60      0.00     92.03
Limited                           96     14,390,101.84        5.07       8.320      149,897      78.80      0.00     78.22
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
OCCUPANCY STATUS               LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Primary Residence              1,826   $261,708,701.79       92.30%      8.629%   $ 143,323      78.71%    57.66%   100.00%
Investment Property              167     20,548,530.76        7.25       8.659      123,045      73.54     46.51      0.00
Second Home                        4      1,292,537.75        0.46       7.880      323,134      77.60     40.65      0.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY PROPERTY TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PROPERTY TYPE                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Single-Family                  1,600   $222,664,939.86       78.53%      8.645%   $ 139,166      78.39%    56.74%    93.92%
PUD                              142     24,181,736.51        8.53       8.682      170,294      80.06     60.44     98.76
2-4 Unit                         132     21,453,462.80        7.57       8.456      162,526      75.16     56.91     69.22
Condo                             97     13,211,855.37        4.66       8.468      136,205      79.29     51.47     89.37
Manufactured Home-Double          25      1,821,894.00        0.64       8.985       72,876      76.36     55.64    100.00
Modular Home                       1        215,881.76        0.08       8.990      215,882      90.00      0.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY LOAN PURPOSE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
LOAN PURPOSE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Cash Out Refi                  1,304   $183,029,976.48       64.55%      8.579%   $ 140,360      76.75%    60.49%    93.71%
Purchase/1st                     383     56,482,253.36       19.92       8.769      147,473      83.57     42.30     89.67
Rate-Term Refi                   310     44,037,540.46       15.53       8.651      142,057      78.17     59.86     89.79
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                          DISTRIBUTION BY CREDIT SCORE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CREDIT SCORE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

500-549                          596   $ 75,178,733.08       26.51%      9.211%   $ 126,139      76.15%    72.59%    95.71%
550-599                          622     84,403,765.09       29.77       8.737      135,697      77.82     62.52     94.38
600-649                          512     78,457,507.05       27.67       8.353      153,237      80.32     45.56     92.98
650-699                          193     33,142,612.20       11.69       8.008      171,723      80.05     38.34     80.75
700-749                           57      8,581,413.40        3.03       7.897      150,551      79.83     27.68     80.75
750-799                           17      3,785,739.48        1.34       7.388      222,691      72.93     73.93     91.01
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

0-180                             98   $  7,729,636.90        2.73%      8.736%   $  78,874      70.62%    57.11%    84.94%
181-240                           24      2,282,500.39        0.80       8.429       95,104      76.65     79.19     95.31
241-360                        1,875    273,537,633.01       96.47       8.627      145,887      78.56     56.57     92.48
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

$0-$50,000                       155   $  6,679,099.58        2.36%      9.449%   $  43,091      70.19%    76.44%    82.98%
$50,001-$75,000                  340     21,580,626.72        7.61       9.206       63,472      75.82     70.06     88.36
$75,001-$100,000                 307     26,639,971.44        9.40       9.036       86,775      78.35     70.56     93.04
$100,001-$150,000                496     61,613,616.47       21.73       8.838      124,221      77.53     63.83     93.31
$150,001-$200,000                294     51,038,507.84       18.00       8.504      173,600      77.93     56.98     92.63
$200,001-$300,000                272     65,336,658.17       23.04       8.417      240,208      79.98     54.39     93.55
$300,001-$400,000                 97     34,146,524.22       12.04       8.271      352,026      80.19     37.31     93.01
$400,001-$500,000                 33     14,827,034.28        5.23       8.019      449,304      79.14     35.45     87.48
$500,001 & Above                   3      1,687,731.58        0.60       8.368      562,577      74.65      0.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                          1,997   $283,549,770.30      100.00%      8.628%   $ 141,988      78.33%    56.77%    92.30%

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $99,752,229
Number of Mortgage Loans:                                                   741
Average Scheduled Principal Balance:                                   $134,618
Weighted Average Gross Coupon:                                             8.69%
Weighted Average Net Coupon:                                               8.18%
Weighted Average Stated Remaining Term:                                     359
Weighted Average Seasoning:                                                   1
Weighted Average Amortized Current LTV Ratio:                              79.2%
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             6.66%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             15.69%
Weighted Average FICO Score:                                                584

                          DISTRIBUTION BY CURRENT RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT RATE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

6.00- 6.49%                        4   $    663,811.18        0.67%       6.49%   $ 165,953      68.34%   100.00%   100.00%
6.50- 6.99%                       29      4,497,428.06        4.51        6.91      155,084      72.13     61.68     98.33
7.00- 7.49%                       34      5,979,523.78        5.99        7.33      175,868      78.02     76.84     88.42
7.50- 7.99%                      112     17,667,766.65       17.71        7.79      157,748      78.04     62.32     93.10
8.00- 8.49%                       74     10,697,222.88       10.72        8.27      144,557      81.24     61.86     92.99
8.50- 8.99%                      212     29,909,690.05       29.98        8.78      141,083      80.76     52.08     94.03
9.00- 9.49%                       86      9,801,833.94        9.83        9.25      113,975      80.37     64.67     95.78
9.50- 9.99%                      105     12,551,344.36       12.58        9.72      119,537      81.14     53.58     93.66
10.00-10.49%                      31      2,970,648.86        2.98       10.27       95,827      78.57     85.39     75.02
10.50-10.99%                      29      2,595,845.28        2.60       10.73       89,512      77.81     71.27     96.29
11.00-11.49%                      11      1,017,858.05        1.02       11.28       92,533      67.36     73.43     95.09
11.50-11.99%                       9        730,775.23        0.73       11.68       81,197      66.29     66.77    100.00
12.00-12.49%                       2        277,175.10        0.28       12.26      138,588      66.83    100.00    100.00
12.50-12.99%                       1        242,937.81        0.24       12.50      242,938      66.58    100.00    100.00
13.00-13.49%                       2        148,367.50        0.15       13.19       74,184      70.00     49.53    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741     99,752,228.73      100.00%       8.70%     134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY PERIODIC CAP

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PERIODIC CAP                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

1.000%                             3   $    299,246.82         0.3%      9.334%   $  99,749      78.15%    30.36%   100.00%
1.500%                           738     99,452,981.91        99.7       8.693      134,760      79.23     60.76     93.34
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73       100.0%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
MONTHS TO RATE RESET           LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

21-23                            717   $ 96,432,229.30       96.76%      8.697%   $ 134,494      79.21%    60.25%    93.52%
34-35                             24      3,319,999.43        3.24       8.627      138,333      79.74     72.92     88.94
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

13.00-13.49%                       4   $    663,811.18        0.67%      6.490%   $ 165,953      68.34%   100.00%   100.00%
13.50-13.99%                      29      4,497,428.06        4.51       6.909      155,084      72.13     61.68     98.33
14.00-14.49%                      34      5,979,523.78        5.99       7.327      175,868      78.02     76.84     88.42
14.50-14.99%                     113     17,751,718.32       17.80       7.796      157,095      78.00     62.02     93.13
15.00-15.49%                      75     10,821,658.33       10.85       8.284      144,289      81.17     61.15     93.07
15.50% & Above                   486     60,038,089.06       60.19       9.329      123,535      80.01     58.06     93.53
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY GROSS MARGIN

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MARGIN                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

1.00- 5.99%                        4   $    756,842.50        0.76%      8.089%   $ 189,211      81.41%    71.83%   100.00%
6.00- 6.49%                      321     44,679,640.89       44.79       8.397      139,189      80.69     51.87     91.31
6.50- 6.99%                      270     36,722,542.49       36.81       8.728      136,009      79.48     66.71     95.12
7.00- 7.49%                      138     16,375,299.60       16.42       9.409      118,662      74.81     70.32     95.64
7.50- 7.99%                        7      1,090,468.11        1.09       9.345      155,781      76.12     60.25     78.83
10.00-10.49%                       1        127,435.14        0.13       9.340      127,435      75.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                        DISTRIBUTION BY AMORTIZATION TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
AMORTIZATION TYPE              LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

2/28 Arm                         717   $ 96,432,229.30       96.67%      8.697%   $ 134,494      79.21%    60.25%    93.52%
3/27 Arm                          24      3,319,999.43        3.33       8.627      138,333      79.74     72.92     88.94
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                            DISTRIBUTION BY ZIP CODES

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
ZIP CODES                      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

92881                              3   $    771,784.22        0.77%      8.091%   $ 257,261      85.38%    31.36%   100.00%
95116                              3        705,551.32        0.71       8.279      235,184      70.71     37.96    100.00
94509                              3        588,111.96        0.59       8.824      196,037      79.85     26.34    100.00
95206                              3        540,790.03        0.54       7.496      180,263      80.00     39.17    100.00
89014                              3        465,273.56        0.47       9.102      155,091      84.81     26.98    100.00
90008                              2        445,703.20        0.45       8.044      222,852      85.23    100.00    100.00
91360                              2        443,677.33        0.44       7.617      221,839      76.69    100.00    100.00
95608                              2        436,896.81        0.44       8.786      218,448      77.04     40.80    100.00
92509                              3        434,237.74        0.44       8.576      144,746      83.87     57.10    100.00
94605                              3        429,607.10        0.43       8.395      143,202      64.72     65.11     32.56
All Others                       714     94,490,595.46       94.73       8.716      132,340      79.24     61.30     93.30
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                              DISTRIBUTION BY STATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
STATE                          LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

California                       186   $ 33,523,204.41       33.61%      8.328%   $ 180,232      78.05%    55.77%    91.53%
Illinois                          53      7,709,441.56        7.73       8.528      145,461      79.91     64.37     94.31
Florida                           46      5,125,084.11        5.14       8.953      111,415      79.72     49.25     95.14
Michigan                          50      4,724,324.64        4.74       9.182       94,486      82.15     75.42     94.61
Massachusetts                     22      3,731,132.02        3.74       8.360      169,597      75.25     62.14     93.81
Minnesota                         26      3,712,174.01        3.72       8.680      142,776      79.02     58.39     96.37
Colorado                          24      3,452,768.79        3.46       8.678      143,865      81.78     67.72     98.99
New York                          18      3,216,645.34        3.22       8.975      178,703      74.46     66.82     90.82
Ohio                              33      3,023,503.48        3.03       9.086       91,621      82.23     88.58     95.08
Georgia                           23      2,895,478.66        2.90       9.013      125,890      75.73     61.82    100.00
All Others                       260     28,638,471.71       28.71       8.984      110,148      80.66     60.51     93.03
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                           DISTRIBUTION BY CURRENT LTV

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT LTV                    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Below 40.00%                      10   $    982,959.23        0.99%      8.633%   $  98,296      33.95%    41.89%    94.92%
40 - 49.99%                       11      1,141,241.17        1.14       8.794      103,749      45.60     25.57     96.94
50 - 59.99%                       21      2,613,287.96        2.62       8.140      124,442      56.38     45.02     90.82
60 - 69.99%                       98     13,210,002.81       13.24       8.919      134,796      66.79     61.85     90.93
70 - 79.99%                      289     38,284,661.49       38.38       8.571      132,473      78.13     58.04     90.15
80 - 84.99%                      177     23,790,412.34       23.85       8.732      134,409      84.74     65.98     94.64
85 - 89.99%                      123     17,848,864.79       17.89       8.832      145,113      89.80     59.77     99.71
90 - 100.00%                      12      1,880,798.94        1.89       8.590      156,733      94.73    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY DOCUMENTATION

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
DOCUMENTATION                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Full doc                         474   $ 60,517,713.15       60.67%      8.692%   $ 127,675      79.95%   100.00%    94.47%
Stated                           228     33,474,764.46       33.56       8.741      146,819      77.75      0.00     92.33
Limited doc                       39      5,759,751.12        5.77       8.459      147,686      80.30      0.00     87.74
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
OCCUPANCY STATUS               LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Primary Residence                685   $ 93,131,521.49       93.36%      8.691%   $ 135,958      79.46%    61.39%   100.00%
Investment Property               55      6,353,103.81        6.37       8.737      115,511      75.62     52.66      0.00
Second Home                        1        267,603.43        0.27       8.990      267,603      85.00      0.00      0.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY PROPERTY TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PROPERTY TYPE                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Single Family                    590   $ 77,185,522.30       77.38%      8.716%   $ 130,823      79.16%    63.15%    95.88%
2-4 Unit                          51      8,156,799.02        8.18       8.566      159,937      77.23     59.18     62.98
Pud                               50      7,716,408.21        7.74       8.862      154,328      80.95     41.83     98.85
Condo                             46      6,322,557.47        6.34       8.355      137,447      80.53     56.14     94.70
Manufactured Home-Double           4        370,941.73        0.37       9.427       92,735      79.96     46.58    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY LOAN PURPOSE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
LOAN PURPOSE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Cash Out Refi                    440   $ 59,834,565.74       59.98%      8.637%   $ 135,988      77.06%    63.91%    94.19%
Purchase/1st                     180     23,561,075.32       23.62       8.864      130,895      83.90     45.23     91.46
Term Refi                        121     16,356,587.67       16.40       8.663      135,178      80.45     71.03     93.09
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                          DISTRIBUTION BY CREDIT SCORE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CREDIT SCORE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

500 - 549                        250   $ 31,160,491.46       31.24%      9.102%   $ 124,642      77.97%    77.10%    95.94%
550 - 599                        246     32,747,769.28       32.83       8.706      133,121      78.18     66.11     94.64
600 - 649                        169     24,450,462.80       24.51       8.409      144,677      80.80     45.59     91.49
650 - 699                         52      7,714,462.06        7.73       8.190      148,355      82.35     39.43     83.32
700 - 749                         20      3,167,215.22        3.18       8.259      158,361      82.22      6.33     92.63
750 - 799                          4        511,827.91        0.51       7.099      127,957      82.57     89.26    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

357                                1   $    139,822.34        0.14%     10.250%   $ 139,822      60.09%   100.00%     0.00%
358                               23      3,191,108.49        3.20       8.632      138,744      78.89     59.75     97.74
359                              717     96,421,297.90       96.66       8.694      134,479      79.27     60.64     93.35
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

$0-$50,000                        46   $  1,982,329.53        1.99%      9.457%   $  43,094      76.37%    72.94%    83.15%
$50,001-$75,000                  105      6,600,295.05        6.62       9.415       62,860      77.81     73.48     89.28
$75,001-$100,000                 115     10,028,404.14       10.05       9.054       87,204      78.99     70.85     93.97
$100,001-$150,000                207     25,773,164.89       25.84       8.860      124,508      78.14     63.86     93.61
$150,001-$200,000                142     24,740,247.70       24.80       8.502      174,227      78.75     55.43     93.38
$200,001-$300,000                125     30,290,491.88       30.37       8.387      242,324      81.16     54.83     94.43
$300,001-$400,000                  1        337,295.54        0.34       8.500      337,296      75.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            741   $ 99,752,228.73      100.00%      8.695%   $ 134,618      79.23%    60.67%    93.36%

                     THE GROUP I - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $25,021,657
Number of Mortgage Loans:                                                   234
Average Scheduled Principal Balance:                                   $106,930
Weighted Average Gross Coupon:                                             8.41%
Weighted Average Net Coupon:                                               7.89%
Weighted Average Stated Remaining Term:                                     334
Weighted Average Seasoning:                                                   1
Weighted Average Amortized Current LTV Ratio:                              74.1%
Weighted Average Months to Roll:                                            N/A
Weighted Average Gross Margin:                                              N/A
Weighted Average Initial Rate Cap:                                          N/A
Weighted Average Periodic Rate Cap:                                         N/A
Weighted Average Gross Maximum Lifetime Rate:                               N/A
Weighted Average FICO Score:                                                613

                          DISTRIBUTION BY CURRENT RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT RATE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

6.00- 6.49%                        1   $    199,810.23        0.80%      6.250%   $ 199,810      58.82%   100.00%   100.00%
6.50- 6.99%                        6        974,364.16        3.89       6.990      162,394      61.86    100.00    100.00
7.00- 7.49%                       15      1,953,534.35        7.81       7.314      130,236      74.00     90.23     93.91
7.50- 7.99%                       54      7,360,209.80       29.42       7.723      136,300      72.09     68.00     88.16
8.00- 8.49%                       29      3,362,703.88       13.44       8.199      115,955      73.77     69.21    100.00
8.50- 8.99%                       58      5,624,689.07       22.48       8.790       96,977      75.81     67.49     87.85
9.00- 9.49%                       20      1,758,259.04        7.03       9.243       87,913      77.84     48.49     82.60
9.50- 9.99%                       27      2,558,740.86       10.23       9.677       94,768      81.05     67.47     92.50
10.00-10.49%                       9        425,703.60        1.70      10.241       47,300      77.07     90.49     65.08
10.50-10.99%                      11        541,521.59        2.16      10.674       49,229      69.13     71.86     57.81
11.50-11.99%                       3        223,130.34        0.89      11.612       74,377      73.90     77.15    100.00
12.50-12.99%                       1         38,990.22        0.16      12.590       38,990      75.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $  25,021,657.4      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                        DISTRIBUTION BY AMORTIZATION TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
AMORTIZATION TYPE              LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

10-year Fixed                      5   $    212,820.00        0.85%      9.435%   $  42,564      54.47%    76.62%    76.62%
15-year Fixed                     33      2,429,603.97        9.71       8.359       73,624      69.73     70.88     79.59
20-year Fixed                     12      1,079,966.17        4.32       8.422       89,997      74.10     75.95     94.42
25-year Fixed                      1         38,973.01        0.16      10.500       38,973      37.86      0.00    100.00
30-year Fixed                    183     21,260,293.99       84.97       8.401      116,176      74.93     70.20     90.86
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                            DISTRIBUTION BY ZIP CODES

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
ZIP CODES                      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

94605                              2   $    488,245.98        1.95%      7.621%   $ 244,123      70.36%    49.65%   100.00%
94122                              1        299,777.35        1.20       7.500      299,777      40.00    100.00      0.00
94965                              1        298,788.54        1.19       7.740      298,789      59.80    100.00    100.00
10469                              1        298,186.69        1.19       8.990      298,187      85.00      0.00    100.00
55423                              2        293,987.97        1.17       7.683      146,994      82.53    100.00    100.00
22304                              1        275,649.11        1.10       8.250      275,649      85.00    100.00    100.00
11385                              1        262,314.72        1.05       7.750      262,315      75.00      0.00    100.00
94954                              1        255,672.38        1.02       8.250      255,672      79.50      0.00    100.00
94607                              1        254,853.29        1.02       8.750      254,853      85.00    100.00      0.00
11226                              1        246,231.28        0.98       7.900      246,231      80.00    100.00    100.00
All Others                       222     22,047,949.83       88.12       8.464       99,315      74.25     71.29     90.95
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                              DISTRIBUTION BY STATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
STATE                          LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

California                        41   $  6,631,895.05       26.50%      7.877%   $ 161,753      66.33%    65.97%    86.75%
Texas                             36      2,315,820.40        9.26       9.003       64,328      75.31     74.09     93.10
Florida                           18      1,895,002.16        7.57       8.551      105,277      78.55     46.07    100.00
New York                           7      1,488,654.44        5.95       8.392      212,664      78.05     28.09     89.77
Michigan                          15      1,362,046.16        5.44       9.352       90,803      78.09     66.36     89.02
Illinois                           9      1,129,310.27        4.51       8.162      125,478      75.65     84.86     94.42
Minnesota                          7        988,619.12        3.95       7.982      141,231      84.51    100.00    100.00
Massachusetts                      6        967,408.10        3.87       8.030      161,234      68.62     81.41    100.00
Colorado                           7        735,942.60        2.94       8.455      105,134      75.04     68.09    100.00
Pennsylvania                       8        721,416.77        2.88       8.288       90,177      70.92     84.00     93.24
All Others                        80      6,785,542.07       27.12       8.671       84,819      77.84     81.09     83.84
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                           DISTRIBUTION BY CURRENT LTV

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT LTV                    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Below 40.00%                      10   $  1,148,118.05        4.59%      7.927%   $ 114,812      34.65%    84.42%    73.89%
40 - 49.99%                        9        634,504.06        2.54       8.215       70,500      46.15     94.49    100.00
50 - 59.99%                       16      1,987,263.06        7.94       7.719      124,202      56.57     57.05     82.99
60 - 69.99%                       40      3,723,613.13       14.88       8.513       93,090      66.16     62.30     92.57
70 - 79.99%                      103     10,902,435.79       43.57       8.400      105,849      77.91     64.83     89.62
80 - 84.99%                       26      3,051,307.62       12.19       8.745      117,358      84.57     72.97     83.52
85 - 89.99%                       29      3,474,738.14       13.89       8.615      119,819      89.47     92.49    100.00
90 - 100.00%                       1         99,677.29        0.40       8.990       99,677      95.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                          DISTRIBUTION BY DOCUMENTATION

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
DOCUMENTATION                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Full doc                         173   $ 17,629,766.00       70.46%      8.337%   $ 101,906      74.56%   100.00%    92.57%
Stated                            54      6,636,896.71       26.52       8.661      122,905      73.35      0.00     85.38
Limited                            7        754,994.43        3.02       7.916      107,856      71.94      0.00     64.47
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
OCCUPANCY STATUS               LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Primary Residence                208   $ 22,472,750.20       89.81%      8.378    $ 108,042      74.62%    72.62%   100.00%
Investment Property               26      2,548,906.94       10.19       8.699       98,035      70.16     51.41      0.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                          DISTRIBUTION BY PROPERTY TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PROPERTY TYPE                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Single Family                    186   $ 19,032,120.89       76.06%      8.439%   $ 102,323      73.82%    73.01%    91.13%
2-4 Unit                          15      2,380,218.94        9.51       8.217      158,681      76.65     59.96     71.46
Pud                               16      2,188,243.66        8.75       8.376      136,765      77.57     62.03     94.56
Condo                              7        780,744.44        3.12       7.904      111,535      64.56     67.93     91.92
Manufactured Home-Double          10        640,329.21        2.56       9.016       64,033      75.23     65.64    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                          DISTRIBUTION BY LOAN PURPOSE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
LOAN PURPOSE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Cash Out Refi                    187   $ 19,942,803.68       79.70%      8.408%   $ 106,646      74.86%    71.47%    92.19%
Rate-Term Refi                    35      3,947,586.34       15.78       8.264      112,788      69.11     66.33     81.52
Purchase/1st                      12      1,131,267.12        4.52       8.956       94,272      79.56     67.05     76.90
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                          DISTRIBUTION BY CREDIT SCORE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CREDIT SCORE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

500-549                           34   $  3,197,186.07       12.78%      9.249%   $  94,034      74.79%    81.65%    96.06%
550-599                           80      7,984,921.48       31.91       8.861       99,811      74.05     64.61     92.71
600-649                           68      7,602,553.76       30.38       8.163      111,802      75.86     73.95     87.68
650-699                           34      3,947,382.35       15.78       7.823      116,099      74.33     64.79     87.58
700-749                           14      1,681,342.10        6.72       7.603      120,095      73.14     63.82     93.25
750-799                            4        608,271.38        2.43       7.216      152,067      52.78    100.00     50.72
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

0-180                             39   $  2,687,307.71       10.74%      8.459%   $  68,905      68.69%    70.15%    78.03%
181-240                           12      1,079,966.17        4.32       8.422       89,997      74.10     75.95     94.42
241-360                          183     21,254,383.26       84.94       8.404      116,144      74.86     70.22     91.07
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

$0-$50,000                        38   $  1,642,086.37        6.56%      9.361%   $  43,213      65.63%    81.26%    74.18%
$50,001-$75,000                   62      3,929,750.20       15.71       8.966       63,383      75.44     72.34     90.58
$75,001-$100,000                  30      2,684,410.18       10.73       8.666       89,480      78.08     89.57     93.27
$100,001-$150,000                 52      6,358,824.37       25.41       8.252      122,285      72.19     72.86     92.86
$150,001-$200,000                 32      5,537,023.21       22.13       8.092      173,032      77.12     58.99     93.78
$200,001-$300,000                 20      4,869,562.81       19.46       8.069      243,478      73.06     64.67     84.07
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            234   $ 25,021,657.14      100.00%      8.410%   $ 106,930      74.16%    70.46%    89.81%

                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                       $109,207,815
Number of Mortgage Loans:                                                   653
Average Scheduled Principal Balance:                                   $167,240
Weighted Average Gross Coupon:                                             8.72%
Weighted Average Net Coupon:                                               8.20%
Weighted Average Stated Remaining Term:                                     359
Weighted Average Seasoning:                                                   1
Weighted Average Amortized Current LTV Ratio:                              79.5%
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                             6.68%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             15.72%
Weighted Average FICO Score:                                                587

                          DISTRIBUTION BY CURRENT RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT RATE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

6.00-6.49%                         2   $    324,106.16        0.30%      6.490%   $ 162,053      71.48%   100.00%   100.00%
6.50-6.99%                        14      3,085,557.42        2.83       6.878      220,397      70.96     76.76     80.05
7.00-7.49%                        28      6,462,630.06        5.92       7.320      230,808      79.55     39.19     92.27
7.50-7.99%                       105     21,546,319.37       19.73       7.765      205,203      79.54     47.87     91.38
8.00-8.49%                        90     15,387,755.89       14.09       8.228      170,975      79.08     51.32     90.48
8.50-8.99%                       164     27,832,460.23       25.49       8.762      169,710      81.45     47.42     94.36
9.00-9.49%                        77     11,589,518.67       10.61       9.295      150,513      80.30     42.12     93.89
9.50-9.99%                        91     12,970,805.95       11.88       9.781      142,536      81.40     41.63     94.01
10.00-10.49%                      25      3,185,810.92        2.92      10.174      127,432      76.75     39.36     97.65
10.50-10.99%                      33      3,911,773.40        3.58      10.727      118,539      74.06     65.20     94.50
11.00-11.49%                       5        587,903.05        0.54      11.288      117,581      70.13     80.89    100.00
11.50-11.99%                      11      1,223,537.01        1.12      11.710      111,231      74.55     58.86     90.60
12.00-12.49%                       4        511,886.50        0.47      12.208      127,972      79.76    100.00    100.00
12.50-12.99%                       2        154,338.35        0.14      12.838       77,169      66.35    100.00    100.00
13.50-13.99%                       2        433,412.09        0.40      13.529      216,706      77.65    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY PERIODIC CAP

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PERIODIC CAP                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

1.000%                             3   $    396,112.89        0.36%      9.756%   $ 132,038      75.70%    63.89%   100.00%
1.500%                           650    108,811,702.18       99.64       8.718      167,403      79.60     48.49     92.74
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
MONTHS TO RATE RESET           LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

21-23                            626   $104,615,661.32       95.80%      8.747%   $ 167,118      79.70%    49.02%    93.21%
34-35                             27      4,592,153.75        4.20       8.140      170,080      76.98     37.64     82.70
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

13.00-13.49%                       2   $    324,106.16        0.30%      6.490%   $ 162,053      71.48%   100.00%   100.00%
13.50-13.99%                      14      3,085,557.42        2.83       6.878      220,397      70.96     76.76     80.05
14.00-14.49%                      28      6,462,630.06        5.92       7.320      230,808      79.55     39.19     92.27
14.50-14.99%                     106     21,649,862.66       19.82       7.771      204,244      79.49     48.12     91.42
15.00-15.49%                      91     15,537,278.33       14.23       8.237      170,739      79.09     51.79     90.57
15.50% & Above                   412     62,148,380.44       56.91       9.422      150,846      80.22     47.19     94.43
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY GROSS MARGIN

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
GROSS MARGIN                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

1.00- 5.99%                        2   $    332,391.49        0.30%      8.381%   $ 166,196      85.79%    57.90%   100.00%
6.00- 6.49%                      297     50,445,715.60       46.19       8.380      169,851      81.24     42.36     89.60
6.50- 6.99%                      222     39,134,015.61       35.83       8.787      176,279      80.16     46.06     96.76
7.00- 7.49%                      123     17,775,278.56       16.28       9.447      144,514      74.13     73.61     92.74
7.50- 7.99%                        7      1,262,530.59        1.16       9.960      180,362      73.71     14.48    100.00
8.00- 8.99%                        2        257,883.22        0.24       9.944      128,942      66.20     63.18     63.18
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                        DISTRIBUTION BY AMORTIZATION TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
AMORTIZATION TYPE              LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

2/28 ARM                         626   $104,615,661.32        95.8%      8.747%   $ 167,118      79.70%    49.02%    93.21%
3/27 ARM                          27      4,592,153.75         4.2       8.140      170,080      76.98     37.64     82.70
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07       100.0%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                            DISTRIBUTION BY ZIP CODES

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
ZIP CODES                      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

95123                              3   $  1,126,652.45        1.03%      9.243%   $ 375,551      83.66%     0.00%   100.00%
91403                              3      1,038,392.48        0.95       8.736      346,131      81.23      0.00     41.20
95020                              3        989,610.26        0.91       8.210      329,870      81.69     34.33    100.00
91001                              2        897,415.49        0.82       8.162      448,708      87.26     45.10    100.00
92679                              2        884,454.58        0.81       8.451      442,227      75.65      0.00    100.00
94509                              3        808,737.82        0.74       8.793      269,579      85.58    100.00    100.00
98072                              2        764,564.51        0.70       8.814      382,282      71.25      0.00    100.00
91360                              2        744,499.09        0.68       7.990      372,250      82.83     52.08    100.00
92563                              3        713,243.13        0.65       8.648      237,748      84.82      0.00    100.00
94565                              4        692,312.52        0.63       8.314      173,078      82.04     29.45    100.00
All Others                       626    100,547,932.74       92.07       8.735      160,620      79.41     50.59     92.75
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                              DISTRIBUTION BY STATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
STATE                          LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

California                       192   $ 46,257,786.45       42.36%      8.463%   $ 240,926      80.91%    37.43%    89.75%
Illinois                          45      7,309,563.27        6.69       8.514      162,435      77.76     46.88     91.46
Florida                           50      6,616,825.48        6.06       8.760      132,337      80.92     45.50     89.27
Michigan                          51      5,382,383.81        4.93       8.923      105,537      76.49     67.16     97.86
Massachusetts                     26      5,313,384.03        4.87       8.578      204,361      68.88     60.73     92.57
Texas                             35      3,822,791.20        3.50      10.384      109,223      77.43     73.33     97.75
Colorado                          24      3,547,482.23        3.25       8.667      147,812      79.54     77.37     98.54
New York                          13      3,120,141.55        2.86       8.414      240,011      79.15     37.36     91.54
Minnesota                         18      2,736,367.97        2.51       8.948      152,020      80.17     65.23    100.00
Georgia                           17      2,475,357.07        2.27       9.318      145,609      81.19     60.97    100.00
All Others                       182     22,625,732.01       20.72       8.969    $ 124,317      80.52     54.86     95.96
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                           DISTRIBUTION BY CURRENT LTV

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT LTV                    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Below 40.00%                       9   $    975,458.93        0.89%      9.005%   $ 108,384      32.33%    24.08%    79.40%
40-49.99%                          8      1,421,631.82        1.30       8.646      177,704      45.44     44.64     73.64
50-59.99%                         26      3,674,683.76        3.36       8.687      141,334      56.64     52.67     90.99
60-69.99%                         78     11,751,217.92       10.76       8.697      150,657      67.71     42.21     88.69
70-79.99%                        256     41,984,278.24       38.44       8.696      164,001      77.95     51.63     89.01
80-84.99%                        153     23,669,360.72       21.67       8.887      154,702      84.66     51.32     95.57
85-89.99%                        117     24,715,320.42       22.63       8.616      211,242      89.78     42.11    100.00
90-100.00%                         6      1,015,863.26        0.93       8.745      169,311      95.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY DOCUMENTATION

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
DOCUMENTATION                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Full doc                         368   $ 53,015,313.90       48.55%      8.759%   $ 144,063      79.87%   100.00%    94.32%
Stated                           261     51,460,131.99       47.12       8.723      197,165      79.06      0.00     92.77
Limited                           24   $  4,732,369.18        4.33       8.288      197,182      82.24      0.00     75.31
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
OCCUPANCY STATUS               LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Primary Residence                601   $101,308,798.00       92.77%      8.746%   $ 168,567      80.08%    49.36%   100.00%
Investment Property               50      7,249,550.26        6.64       8.488      144,991      73.23     39.47      0.00
Second Home                        2        649,466.81        0.59       7.498      324,733      73.16     23.08      0.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY PROPERTY TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PROPERTY TYPE                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Single Family                    525   $ 87,194,180.48       79.84%      8.732%   $ 166,084      79.91%    46.37%    94.02%
Pud                               48      9,300,541.20        8.52       8.888      193,761      80.08     66.08    100.00
2-4 Unit                          40      6,958,471.33        6.37       8.463      173,962      73.82     57.46     74.07
Condo                             34      5,112,554.62        4.68       8.585      150,369      80.69     41.51     82.72
Manufactured Home-Double           5        426,185.68        0.39       8.698      185,237      77.61     73.74    100.00
Modular Home                       1        215,881.76        0.20       8.990      215,882      90.00      0.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY LOAN PURPOSE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
LOAN PURPOSE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Cash Out Refi                    400   $ 66,081,665.14       60.51%      8.696%   $ 165,204      77.93%    53.29%    94.29%
Purchase/1st                     154     26,931,471.06       24.66       8.729      174,880      83.75     37.28     89.31
Rate-Term Refi                    99     16,194,678.87       14.83       8.810      163,583      79.42     47.93     92.31
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                          DISTRIBUTION BY CREDIT SCORE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CREDIT SCORE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

500 - 549                        231   $ 33,076,622.25       30.29%      9.257%   $ 143,189      74.99%    66.46%    95.92%
550 - 599                        198     32,695,561.16       29.94       8.761      165,129      79.84     54.02     95.08
600 - 649                        156     28,520,772.17       26.12       8.475      182,825      83.30     35.35     96.67
650 - 699                         54     11,619,145.06       10.64       7.980      215,169      82.07     20.23     68.75
700 - 749                         10      1,912,126.71        1.75       7.555      191,213      83.62     21.27     81.28
750 - 799                          4      1,383,587.72        1.27       7.907      345,897      80.54     38.56    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

357                                2   $    204,699.27        0.19%     10.442%   $ 102,350      75.93%    69.17%    69.17%
358                               18      2,532,821.04        2.32       8.941      140,712      79.60     59.55     90.91
359                              633    106,470,294.76       97.49       8.714      168,200      79.59     48.24     92.86
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

$0-$50,000                        20   $    903,683.03        0.83%      9.345%   $  45,184      68.69%    65.86%    91.88%
$50,001-$75,000                   96      6,060,931.86        5.55       9.159       63,135      75.99     67.06     83.81
$75,001-$100,000                 101      8,691,251.84        7.96       9.212       86,052      79.49     66.55     93.48
$100,001-$150,000                163     20,245,371.87       18.54       8.984      124,205      78.41     59.86     93.07
$150,001-$200,000                 84     14,425,756.09       13.21       8.845      171,735      78.95     54.67     93.86
$200,001-$300,000                 93     22,111,651.76       20.25       8.610      237,760      80.89     52.29     95.15
$300,001-$400,000                 66     22,985,335.21       21.05       8.501      348,263      81.35     32.84     95.39
$400,001-$500,000                 27     12,096,101.83       11.08       8.187      448,004      79.95     28.57     84.65
$500,001 & Above                   3      1,687,731.58        1.55       8.368      562,577      74.65      0.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            653   $109,207,815.07      100.00%      8.721%   $ 167,240      79.59%    48.55%    92.77%

                    THE GROUP II - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                        $49,568,069
Number of Mortgage Loans:                                                   369
Average Scheduled Principal Balance:                                   $134,331
Weighted Average Gross Coupon:                                             8.40%
Weighted Average Net Coupon:                                               7.88%
Weighted Average Stated Remaining Term:                                     337
Weighted Average Seasoning:                                                   1
Weighted Average Amortized Current LTV Ratio:                              75.8%
Weighted Average Months to Roll:                                            N/A
Weighted Average Gross Margin:                                              N/A
Weighted Average Initial Rate Cap:                                          N/A
Weighted Average Periodic Rate Cap:                                         N/A
Weighted Average Gross Maximum Lifetime Rate:                               N/A
Weighted Average FICO Score:                                                617

                          DISTRIBUTION BY CURRENT RATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT RATE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

6.00- 6.49%                        1   $    193,824.28        0.39%      6.490%   $ 193,824      56.07%   100.00%   100.00%
6.50- 6.99%                       14      3,769,941.00        7.61       6.923      269,282      72.52     74.01    100.00
7.00- 7.49%                       18      4,437,271.29        8.95       7.247      246,515      76.54     75.39    100.00
7.50- 7.99%                       73     13,975,364.22       28.19       7.822      191,443      76.64     48.01     89.59
8.00- 8.49%                       51      7,194,604.28       14.51       8.229      141,071      74.39     64.52     89.90
8.50- 8.99%                       74      8,335,369.73       16.82       8.733      112,640      75.19     48.63     84.45
9.00- 9.49%                       39      3,365,307.28        6.79       9.237       86,290      79.28     80.59     89.57
9.50- 9.99%                       57      4,696,522.17        9.47       9.748       82,395      78.23     75.30     89.92
10.00-10.49%                      16      1,499,967.00        3.03      10.164       93,748      78.05     61.93     87.66
10.50-10.99%                      12      1,150,430.84        2.32      10.698       95,869      71.97     47.76     83.36
11.00-11.49%                       7        518,052.69        1.05      11.193       74,008      76.76     37.08     89.99
11.50-11.99%                       2        169,848.43        0.34      11.669       84,924      71.66     32.43    100.00
12.00-12.49%                       2         99,903.69        0.20      12.150       49,952      80.00     39.96    100.00
12.50-12.99%                       3        161,662.46        0.33      12.665       53,887      54.14     37.10     73.84
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                        DISTRIBUTION BY AMORTIZATION TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
AMORTIZATION TYPE              LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

10-year Fixed                      3   $    201,273.71        0.41%      9.358%   $  67,091      76.22%     0.00%   100.00%
15-year Fixed                     56      4,841,055.48        9.77       8.863       86,447      71.46     52.24     88.16
20-year Fixed                     12      1,202,534.22        2.43       8.435      100,211      78.94     82.10     96.12
25-year Fixed                      1         72,934.88        0.15       9.000       72,935      79.35      0.00    100.00
30-year Fixed                    297     43,250,271.07       87.25       8.340      145,624      76.24     60.79     90.40
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                            DISTRIBUTION BY ZIP CODES

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
ZIP CODES                      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

95127                              3   $  1,109,194.20        2.24%      7.668%   $ 369,731      85.58%     0.00%    72.61%
92602                              2        797,827.12        1.61       7.250      398,914      82.50    100.00    100.00
45013                              2        543,475.53        1.10       9.595      271,738      85.00     47.63    100.00
87507                              3        499,721.82        1.01       8.998      166,574      67.93      0.00     77.00
37069                              1        499,429.07        1.01       7.500      499,429      85.00    100.00    100.00
95240                              1        499,279.10        1.01       7.990      499,279      62.50      0.00    100.00
92646                              1        475,609.05        0.96       6.990      475,609      76.77    100.00    100.00
02072                              2        469,407.12        0.95       7.990      234,704      78.14     19.16    100.00
90019                              2        449,682.00        0.91       7.778      224,841      44.03     57.77    100.00
94080                              1        415,678.05        0.84       7.290      415,678      80.00    100.00    100.00
All Others                       351     43,808,766.30       88.38       8.467      124,811      75.76     61.66     90.06
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                              DISTRIBUTION BY STATE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
STATE                          LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

California                        90   $ 19,197,270.72       38.73%      7.890%   $ 213,303      76.06%    63.08%    89.52%
Florida                           40      4,679,125.18        9.44       8.537      116,978      78.17     66.82     89.45
Texas                             48      3,502,352.59        7.07       9.466       72,966      73.57     60.82     97.90
New Jersey                        12      2,274,282.69        4.59       8.400      189,524      72.05     50.14     97.95
New York                          11      1,922,228.82        3.88       8.528      174,748      75.38     40.95     82.41
Massachusetts                     11      1,912,837.91        3.86       8.560      173,894      71.37     54.93    100.00
Michigan                          21      1,646,693.45        3.32       9.125       78,414      74.70     82.62     89.06
Ohio                              17      1,628,552.30        3.29       9.274       95,797      80.36     70.10     94.96
Tennessee                         12      1,532,518.21        3.09       8.485      127,710      82.77     74.52    100.00
Georgia                           10      1,411,083.58        2.85       7.865      141,108      77.66     63.04    100.00
All Others                        97      9,861,123.91       19.89       8.683      101,661      75.08     50.00     84.33
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                           DISTRIBUTION BY CURRENT LTV

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT LTV                    LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Below 40.00%                      12   $    992,176.34        2.00%      8.987%   $  82,681      31.71%    42.79%    83.38%
40 - 49.99%                       12      1,221,577.38        2.46       8.243      101,798      45.39     47.44     83.15
50 - 59.99%                       22      2,728,438.98        5.50       7.546      124,020      57.33     70.88     88.49
60 - 69.99%                       65      8,182,639.90       16.51       8.564      125,887      67.06     46.51     87.62
70 - 79.99%                      163     21,841,042.82       44.06       8.377      133,994      77.86     61.86     90.46
80 - 84.99%                       53      8,564,387.73       17.28       8.487      161,592      84.51     66.41     88.45
85 - 89.99%                       40      5,422,614.93       10.94       8.488      135,565      89.40     59.95    100.00
90 - 100.00%                       2        615,191.28        1.24       8.053      307,596      95.00    100.00    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                          DISTRIBUTION BY DOCUMENTATION

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
DOCUMENTATION                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Full doc                         242   $ 29,808,113.00       60.14%      8.360%   $ 123,174      76.96%   100.00%    91.90%
Stated                           101     16,616,969.25       33.52       8.501      164,524      74.49      0.00     91.78
Limited                           26      3,142,987.11        6.34       8.213      120,884      72.50      0.00     68.47
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                        DISTRIBUTION BY OCCUPANCY STATUS

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
OCCUPANCY STATUS               LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Primary Residence                332   $ 44,795,632.10       90.37%      8.364%   $ 134,927      76.09%    61.15%   100.00%
Investment Property               36      4,396,969.75        8.87       8.804      122,138      73.02     46.38      0.00
Second Home                        1        375,467.51        0.76       7.750      375,468      80.00    100.00      0.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                          DISTRIBUTION BY PROPERTY TYPE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
PROPERTY TYPE                  LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Single Family                    299   $ 39,253,116.19       79.19%      8.413%   $ 131,281      75.73%    59.26%    91.19%
Pud                               28      4,976,543.44       10.04       8.154      177,734      79.73     78.06     98.17
2-4 Unit                          26      3,957,973.51        7.98       8.362      152,230      72.35     49.42     72.20
Condo                             10        995,998.84        2.01       9.027       99,600      75.74     60.04     87.72
Manufactured Home-Double           6        384,437.38        0.78       8.827       64,073      73.36     27.67    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                          DISTRIBUTION BY LOAN PURPOSE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
LOAN PURPOSE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

Cash Out Refi                    277   $ 37,170,941.92       74.99%      8.368%   $ 134,191      75.17%    61.90%    92.73%
Rate-Term Refi                    55      7,538,687.58       15.21       8.486      137,067      75.31     57.89     81.57
Purchase/1st                      37      4,858,439.86        9.80       8.491      131,309      81.86     50.14     85.98
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                          DISTRIBUTION BY CREDIT SCORE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CREDIT SCORE                   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

500 - 549                         81   $  7,744,433.30       15.62%      9.441%   $95,610.29     74.41%    76.96%    93.79%
550 - 599                         98     10,975,513.17       22.14       8.670    111,995.03     73.47     75.60     92.77
600 - 649                        119     17,883,718.32       36.08       8.164    150,283.35     76.82     49.76     91.39
650 - 699                         53      9,861,622.73       19.90       7.972    186,068.35     78.16     48.23     90.16
700 - 749                         13      1,820,729.37        3.67       7.900    140,056.11     77.94     38.19     47.97
750 - 799                          5      1,282,052.47        2.59       7.023    256,410.49     70.44     93.61     96.84
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $134,330.81    75.85%    60.14%    90.37%

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

0-180                             59   $  5,042,329.19       10.17%      8.883%   $  85,463      71.65%    50.16%    88.63%
181-240                           12      1,202,534.22        2.43       8.435      100,211      78.94     82.10     96.12
241-360                          298     43,323,205.95       87.40       8.341      145,380      76.25     60.69     90.42
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                          AGGREGATE       PCT. OF                                          PCT.
                             NUMBER OF    PRINCIPAL     MORT. POOL    WEIGHTED     AVERAGE    WEIGHTED     FULL      PCT.
                             MORTGAGE      BALANCE        BY AGG.       AVG.      PRINCIPAL    ORIG.       DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS     OUTSTANDING     PRIN. BAL.    COUPON      BALANCE      LTV.       LOAN    OCCUPIED
---------------------------- --------- ---------------  -----------   --------    ---------   --------    ------   --------

$0-$50,000                        51   $  2,151,000.65        4.34%      9.553%   $  42,176      68.62%    80.43%    85.79%
$50,001-$75,000                   77      4,989,649.61       10.07       9.175       64,801      73.27     67.40     90.91
$75,001-$100,000                  61      5,235,905.28       10.56       8.899       85,835      75.38     66.91     90.42
$100,001-$150,000                 74      9,236,255.34       18.63       8.862      124,814      77.58     66.24     93.33
$150,001-$200,000                 36      6,335,480.84       12.78       8.097      175,986      73.11     66.56     85.89
$200,001-$300,000                 34      8,064,951.72       16.27       8.207      237,204      77.22     52.33     91.61
$300,001-$400,000                 30     10,823,893.47       21.84       7.775      360,796      77.88     44.87     87.75
$400,001-$500,000                  6      2,730,932.45        5.51       7.276      455,155      75.52     65.91    100.00
----------------------------   -----   ---------------      ------      ------    ---------      -----    ------    ------
TOTAL                            369   $ 49,568,069.36      100.00%      8.398%   $ 134,331      75.85%    60.14%    90.37%